UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 18, 2002


                                 LIFEPOINT, INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                                             #33-0539168
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(State or other jurisdiction of             (I.R.S. Employer
incorporation or organization)              Identification Number)

1205 S. Dupont Street, Ontario, California           91761
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(Address of Principal Executive Offices)               (Zip Code)

(909) 418-3000
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Registrant's Telephone Number, Including Area Code



Item 5.  Other Information

     LifePoint, Inc. issued a letter to shareholders dated January 18, 2002 to update shareholders on the company's progress. The letter is included in its entirety as Exhibit 99.1.


Item 7.  Exhibits

(c)                        Exhibits

99.1        Letter to Shareholders dated January 18, 2002.





SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.


                                            LIFEPOINT, INC.
                                            (Registrant)


Date:       January 22, 2002


                            By /s/ Michele A. Clark
                               ----------------------------
                                   Michele A. Clark
                                   Controller and Chief Accounting Officer